Special Opportunities Fund, Inc. N-CSR

Exhibit 19.(c)

Special Opportunities Fund, Inc.
January 31, 2025
19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On January 31, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on January 21, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0090	8.20%	$0.0090	8.20%
Net Realized Short-Term Capital Gains	$0.0181	16.52%	$0.0181	16.52%
Net Realized Long-Term Capital Gains	$0.0827	75.28%	$0.0827	75.28%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.1098	100.00%	$0.1098	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2024[2]	9.60%
Current Annualized Distribution Rate (current fiscal year)[3]	6.95%
Current Fiscal Year Cumulative Total Return[4]	23.90%
Cumulative Distribution Rate (current fiscal year)[5]	6.95%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.
January 31, 2025
19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through December 31, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through December 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

 www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.
February 28, 2025
19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of January 31, 2024. On February 28, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on February 18, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 28, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0221	20.08%	$0.0310	14.14%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0418	38.08%	$0.1687	76.80%
Return of Capital	$0.0459	41.84%	$0.0199	9.06%
Total Distribution	$0.1098	100.00%	$0.2196	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2025[2]	10.42%
Current Annualized Distribution Rate (current fiscal year)[3]	6.75%
Current Fiscal Year Cumulative Total Return[4]	3.70%
Cumulative Distribution Rate (current fiscal year)[5]	0.56%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.
February 28, 2025
19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through January 31, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through January 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

March 31, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of February 28, 2025. On March 31, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on March 18, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0246	22.41%	$0.0557	16.90%
Net Realized Short-Term Capital Gains	$0.0117	10.65%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0432	39.39%	$0.2119	64.33%
Return of Capital	$0.0303	27.55%	$0.0618	18.77%
Total Distribution	$0.1098	100.00%	$0.3294	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on February 28, 20252	12.24%
Current Annualized Distribution Rate (current fiscal year)[3]	6.71%
Current Fiscal Year Cumulative Total Return[4]	4.86%
Cumulative Distribution Rate (current fiscal year)[5]	1.12%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of February 28, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

March 31, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from February 1, 2025, through February 28, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (February 1, 2025, through February 28, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

April 30, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of March 31, 2025. On April 30, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on April 22, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 30, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.1098	100.00%	$0.1741	39.65%
Net Realized Short-Term Capital Gains	$0.0000	00.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	00.00%	$0.2245	51.12%
Return of Capital	$0.0000	00.00%	$0.0406	9.23%
Total Distribution	$0.1098	100.00%	$0.4392	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2025[2]	19.08%
Current Annualized Distribution Rate (current fiscal year)[3]	6.96%
Current Fiscal Year Cumulative Total Return[4]	1.78%
Cumulative Distribution Rate (current fiscal year)[5]	1.74%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of March 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

April 30, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from March 1, 2025, through March 31, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2025, through March 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

May 30, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On May 30, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on May 20, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 30, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0574	52.25%	$0.2315	42.17%
Net Realized Short-Term Capital Gains	$0.0351	31.98%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	00.00%	$0.2209	40.23%
Return of Capital	$0.0173	15.77%	$0.0966	17.60%
Total Distribution	$0.1098	100.00%	$0.5490	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on April 30, 2025[2]	16.26%
Current Annualized Distribution Rate (current fiscal year)[3]	7.09%
Current Fiscal Year Cumulative Total Return[4]	0.69%
Cumulative Distribution Rate (current fiscal year)[5]	2.36%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of April 30, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

May 30, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from April 1, 2025, through April 30, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (April 1, 2025, through April 30, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

June 30, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On June 30, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on June 17, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 30, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0698	63.58%	$0.3013	45.74%
Net Realized Short-Term Capital Gains	$0.0232	21.11%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0168	15.31%	$0.2450	37.18%
Return of Capital	$0.0000	00.00%	$0.1125	17.08%
Total Distribution	$0.1098	100.00%	$0.6588	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on May 31, 2025[2]	15.63%
Current Annualized Distribution Rate (current fiscal year)[3]	6.92%
Current Fiscal Year Cumulative Total Return[4]	3.73%
Cumulative Distribution Rate (current fiscal year)[5]	2.88%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of May 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

June 30, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through May 31, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through May 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

July 31, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On July 31, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on July 22, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the July 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	July 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0252	22.94%	$0.3265	42.48%
Net Realized Short-Term Capital Gains	$0.0582	53.02%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0264	24.04%	$0.2995	38.97%
Return of Capital	$0.0000	00.00%	$0.1426	18.55%
Total Distribution	$0.1098	100.00%	$0.7686	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on June 30, 2025[2]	15.01%
Current Annualized Distribution Rate (current fiscal year)[3]	6.72%
Current Fiscal Year Cumulative Total Return[4]	7.51%
Cumulative Distribution Rate (current fiscal year)[5]	3.36%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of June 30, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

July 31, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through June 30, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through June 30, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

August 29, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On August 29, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on August 19, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the August 29, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	August 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0523	47.65%	$0.3789	43.13%
Net Realized Short-Term Capital Gains	$0.0173	15.77%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0039	3.56%	$0.3034	34.54%
Return of Capital	$0.0363	33.02%	$0.1961	22.33%
Total Distribution	$0.1098	100.00%	$0.8784	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on July 31, 2025[2]	13.82%
Current Annualized Distribution Rate (current fiscal year)[3]	6.74%
Current Fiscal Year Cumulative Total Return[4]	8.01%
Cumulative Distribution Rate (current fiscal year)[5]	3.93%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of July 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

August 29, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through July 31, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through July 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

September 30, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On September 30, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on September 16, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 30, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0631	57.48%	$0.4419	44.72%
Net Realized Short-Term Capital Gains	$0.0000	00.00%	$0.0000	00.00%
Net Realized Long-Term Capital Gains	$0.0116	10.53%	$0.3150	31.88%
Return of Capital	$0.0351	31.99%	$0.2313	23.40%
Total Distribution	$0.1098	100.00%	$0.9882	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2025[2]	13.46%
Current Annualized Distribution Rate (current fiscal year)[3]	6.62%
Current Fiscal Year Cumulative Total Return[4]	10.56%
Cumulative Distribution Rate (current fiscal year)[5]	4.42%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of August 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

September 30, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through August 31, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through August 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

October 31, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On October 31, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on October 21, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0389	35.46%	$0.4808	43.79%
Net Realized Short-Term Capital Gains	$0.0310	28.25%	$0.0630	5.74%
Net Realized Long-Term Capital Gains	$0.0399	36.29%	$0.4287	39.04%
Return of Capital	$0.0000	00.00%	$0.1255	11.43%
Total Distribution	$0.1098	100.00%	$1.0980	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2025[2]	13.94%
Current Annualized Distribution Rate (current fiscal year)[3]	6.68%
Current Fiscal Year Cumulative Total Return[4]	10.37%
Cumulative Distribution Rate (current fiscal year)[5]	5.01%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of September 30, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

October 31, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through September 30, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through September 30, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

November 28, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On November 28, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on November 18, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 28, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.1098	100.00%	$0.7569	62.67%
Net Realized Short-Term Capital Gains	$0.0000	00.00%	$0.0904	7.48%
Net Realized Long-Term Capital Gains	$0.0000	00.00%	$0.3605	29.85%
Return of Capital	$0.0000	00.00%	$0.0000	00.00%
Total Distribution	$0.1098	100.00%	$1.2078	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2025[2]	15.15%
Current Annualized Distribution Rate (current fiscal year)[3]	6.71%
Current Fiscal Year Cumulative Total Return[4]	10.62%
Cumulative Distribution Rate (current fiscal year)[5]	6.43%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of October 31, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

November 28, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through October 31, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through October 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

December 31, 2025

19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP). Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2024. On December 31, 2025, the monthly distribution under the MDP of $0.1098 per share will be paid to stockholders of record on December 16, 2025.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0747	68.05%	$0.8321	63.15%
Net Realized Short-Term Capital Gains	$0.0129	11.77%	$0.1022	7.76%
Net Realized Long-Term Capital Gains	$0.0222	20.18%	$0.3833	29.09%
Return of Capital	$0.0000	00.00%	$0.0000	00.00%
Total Distribution	$0.1098	100.00%	$1.3176	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2025[2]	11.55%
Current Annualized Distribution Rate (current fiscal year)[3]	6.72%
Current Fiscal Year Cumulative Total Return[4]	11.16%
Cumulative Distribution Rate (current fiscal year)[5]	7.09%

[1]	The Fund’s current fiscal year began on January 1, 2025.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of November 30, 2025, annualized as a percentage of the Fund’s NAV at the same date.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc.

December 31, 2025

19a-1 Notice

[4]	Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2025, through November 30, 2025, including distributions paid and assuming reinvestment of those distributions.

[5]	Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025, through November 30, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com